URON INC.
SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is made on _________________, 2007, by and between URON Inc., a Minnesota corporation (the “Company”), and __________________________ and __________________________ (if joint investor) (referred to throughout the remainder of this Agreement, whether singly or jointly, as the “undersigned”) in connection with the private placement offering (the “Offering”) of up to 2,953,125 shares of the Company’s common stock (the “Shares”) at $1.20 per share (without effect given to any subsequent stock combination effected by the Company, in connection with any transaction involving Wyoming Financial Lenders, Inc., a Wyoming corporation, as described in Section 7 below). The undersigned understands and acknowledges that the Company has the right to reject any subscription, in whole or in part, for any reason, and that the Company will promptly return the funds delivered herewith, without interest or deduction, if this subscription is rejected or if the Offering is otherwise terminated. There is no minimum amount of proceeds that must be received by the Company prior to the Company accessing subscribers’ funds. Nevertheless, proceeds related to subscriptions shall be placed in escrow with the Company’s legal counsel pending one or more closings.

1.  Subscription for Shares. Subject to the terms hereinafter set forth, the undersigned hereby irrevocably subscribes for and agrees to purchase from the Company ______________ Shares for a total of $ ____________________  (the “Purchase Price”). Payment of the Purchase Price is being delivered by an enclosed check payable to the order of “URON Inc.” or wire transfer of immediately available funds to the Company’s legal counsel (pursuant to wiring instructions that the undersigned may request).

2.  Issuance of Shares and Certificates. Upon acceptance of this subscription and the closing of the Offering (or any part of the Offering to which this subscription relates), the Company will, subject to the provisions of Section 7 below, record the undersigned as an owner of the Shares subscribed, and cause a certificate representing the Shares to be delivered to the undersigned within 20 days of the termination date of the Offering. Pending the Company’s closing on funds related to this subscription, proceeds will be placed in escrow with the Company’s legal counsel under the terms set forth in Section 8 below. All Shares will be duly authorized, validly issued, fully paid and non-assessable shares of the Company’s common stock. The undersigned hereby authorizes the Company to issue a certificate representing the Shares in the name and to the address set forth below:

______________________________________________________________________________
Print name(s) of investor

______________________________________________________________________________
SSN(s) or federal TIN

______________________________________________________________________________
Mailing address

______________________________________________________________________________
City     State   Zip code

______________________________________________________________________________
Telephone no.     Fax no.

______________________________________________________________________________
E-mail address

3.  Investor Representations and Warranties. By executing and delivering this Agreement, the undersigned acknowledges, warrants and represents to the Company as follows:

(a)  The undersigned has obtained and read (i) this Subscription Agreement, and (ii) any other documents specifically requested by the undersigned; and undersigned has also reviewed, or waived its opportunity to review, (iii) the Company’s most recent annual report on Form 10-KSB filed with the SEC on April 17, 2007; most recent quarterly report on Form 10-QSB filed with the SEC on November 20, 2007; and all current reports on Form 8-K filed thereafter (all of the foregoing documents referred to in this paragraph are hereinafter collectively referred to as the “Disclosure Documents”).

(b)  The undersigned understands that an aggregate of 1,071,875 shares of common stock will be sold to a single cash investor, who is also the Company’s current chief executive officer, for an effective purchase price of $0.466 per share. The undersigned also understands that funds relating to this subscription will be placed in escrow with the Company’s legal counsel pending closing pursuant to the terms set forth in Section 8 below.

(c)  The undersigned has, either alone or with the assistance of a professional advisor, sufficient knowledge and experience in financial and business matters that the undersigned believes himself, herself or itself capable of evaluating the merits and risks of the prospective investment in the Shares and the suitability of an investment in the Company in light of the undersigned’s financial condition and investment needs, and legal, tax and accounting matters.

(d)  The undersigned has been given access to full and complete information regarding the Company and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Documents. Particularly, the undersigned has been given reasonable opportunity to meet with or contact Company representatives for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the Offering and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided in the Disclosure Documents.

(e)  The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”). This representation is based on the following factual representations hereby made to the Company (please check all that apply):

•
The undersigned has had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of the two most recent fiscal years, and reasonably expect reaching the same income level in the current year;

•	As of the date hereof, the undersigned (either individually or with the undersigned’s spouse) has a net worth exceeding $1,000,000;

•	The undersigned is a corporation, partnership or Massachusetts or similar business trust not formed for the specific purpose of acquiring the Shares and has total assets exceeding $5,000,000;

•
The undersigned (or, in the case of a trust, the undersigned trustee) is a bank or savings and loan association as defined in Sections 3(a)(2) and 3(a)(5)(A), respectively, of the Securities Act acting either in the undersigned’s individual or fiduciary capacity;

•
The undersigned is an insurance company as defined in Section 2(13) of the Securities Act, an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act or a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

•	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”) and either (check one or more, as applicable):

•	The investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser;

•	The employee benefit plan has total assets in excess of $5,000,000; or

•	The plan is a self directed plan with investment decisions made solely by persons who are “accredited investors” as defined under the Securities Act.

•	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

•
The undersigned, if not an individual, is an entity all of whose equity owners meet one of the tests set forth in the paragraphs above (if relying on this category alone, the Company may in its discretion require each equity owner of the undersigned entity to complete a separate copy of this Agreement).

(f)  The undersigned acknowledges that an investment in the Shares involves a high degree of risk, including but not limited to the risk of losing his, her or its entire investment in the Company.

(g)  The undersigned acknowledges that no federal or state agency, including the SEC or the securities commission or authority of any state, has approved or disapproved the Shares, passed upon or endorsed the merits of the Offering of the Shares or the accuracy or adequacy of the Disclosure Documents, or made any finding or determination as to the fairness or fitness of the Shares for public sale.

(h)  The undersigned has relied upon the advice of the undersigned’s legal counsel and accountants or other financial advisors with respect to legal, tax and other considerations relating to the purchase of Shares in the Offering. The undersigned is not relying upon the Company with respect to the economic considerations involved in making an investment decision with respect to the Shares.

(i)  The undersigned is a bona fide resident of (or, if an entity, is organized or incorporated under the laws of, and is domiciled in), and received the offer and decided to invest in the Shares in, the state or jurisdiction set forth as the undersigned’s mailing address in Section 1 above.

4.  Investment Purpose. The undersigned represents and warrants that it is the undersigned’s intention to acquire the Shares for the account of the undersigned, for investment purposes and not with a view to the resale of the Shares in connection with any distribution thereof. To assure the Company that the undersigned has no present intention to resell or dispose of the Shares acquired in the Offering, the undersigned further represents and warrants to the Company as follows:

(a)  The undersigned intends to receive and hold the Shares for the undersigned’s personal account, and has no contract, undertaking, agreement or arrangement with any person or entity to sell or otherwise transfer the Shares to any such person or entity or to have any such person or entity sell the Shares on the undersigned’s behalf.

(b)  The undersigned has no need for immediate liquidity with respect to his, her or its investment and has sufficient income to meet the undersigned’s current and anticipated obligations. The loss of the undersigned’s entire investment in the Shares would not cause financial hardship to the undersigned and would not adversely affect the undersigned’s current standard of living. In addition, the overall commitment of the undersigned to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Shares will not cause such overall commitment to become excessive.

(c)  The undersigned is not aware of any occurrence, event or circumstance upon the happening of which the undersigned intends to transfer or sell the Shares and the undersigned does not have any present intention to transfer or sell the Shares after a lapse of any particular period of time.

(d)  The undersigned has been informed that, in the view of the SEC and certain state securities commissions, a purchase of the Shares with a current intent to resell, by reason of any foreseeable specific contingency or anticipated change in market values, any change in the condition of the Company or the investment market as a whole, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares, would represent a purchase with an intent inconsistent with the representations set forth above, and that the SEC and certain state securities commissions might regard such sale or disposition as a deferred sale with regard to which an exemption from registration is not available.

(e)  If other than an individual, the undersigned represents and warrants that (i) it was not organized for the specific purpose of acquiring the Shares, and (ii) this Agreement has been duly authorized by all necessary action on the part of the undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

5.  Registration Status; Restrictions on Transferability. With respect to the registration status and transferability of the Shares (in addition to Section 4 above), the undersigned understands, acknowledges and agrees that:

(a)  Neither the offer nor the sale of the Shares to be issued in connection with this subscription and the Offering have been, or will have been, registered under the Securities Act or under applicable state securities laws on the grounds that they are being issued in a transaction (i) involving a limited group of knowledgeable investors fully familiar with the proposed operations of the Company and (ii) not involving a public offering and that, consequently, such transaction is exempt from registration under the Securities Act and applicable state securities laws. The Company will rely on the undersigned’s representations herein as a basis for the exemption from the Securities Act’s registration requirements.

(b)  The Shares may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement or appropriate exemption from registration under applicable state law and, as a result, the undersigned may be required to hold the Shares for an indefinite period of time. In addition to customary legends that may be required under state law, certificates representing the Shares will bear a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO THEIR DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND UNDER APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER APPLICABLE SECURITIES LAWS.

(c)  The Company will use commercially reasonable efforts to prepare and file, within 60 days after the closing of the currently anticipated merger transaction involving the Company and Wyoming Financial Lenders, Inc., a registration statement on Form SB-2 (or other available and appropriate form) with the SEC. The registration statement will seek to register the resale of the Shares offered and sold to the undersigned pursuant to this Agreement; provided, however, that the Company may cutback the number of Shares the resale of which is proposed to be registered under the registration statement to the extent the Company reasonably deems necessary to comply with SEC Rule 415, interpretations thereof proponed by SEC staff, or for any other reason relating to the Company’s compliance with federal and state securities laws. The Company will use commercially reasonable efforts to obtain the effectiveness of the registration statement within 60 days of its filing; provided, however, that if, after the 60th day after such filing, the SEC provides to the Company further comments relating to the registration statement, the Company shall have the right to withdraw such registration statement so long as a majority of the shares of common stock sold in the Offering shall, as of the date of withdrawal, become available for resale under Rule 144 within a 90-day period thereafter. If the registration statement is declared effective by the SEC, then the Company will use commercially reasonable efforts to maintain the effectiveness of the registration statement for such period of time until at least a majority of the Shares offered and sold in the Offering may be resold under Rule 144. As a condition to the obligations of the Company to prepare and file a registration statement covering the resale of Shares purchased hereunder by the undersigned, the undersigned agrees to furnish the Company with such information as may be reasonably required in connection with the preparation and filing of the registration statement, and in connection with the Company’s responses to SEC comments. Furthermore, the undersigned agrees to comply with the provisions of the plan of distribution set forth in the final prospectus forming a part of the registration statement.

(d)  All fees and expenses incident to the Company’s performance of or compliance with the covenants of the Company contained in paragraph (c) above shall be borne by the Company. Such fees and expenses shall include without limitation (i) all registration and filing fees, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and expenses of all other persons and firms retained by the Company in connection with its performance of the obligations set forth in paragraph (c) above. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with its performance of such obligations. In no event, however, shall the Company be responsible for any broker or similar commissions incurred by the undersigned or any of the undersigned’s legal fees or other costs associated with the offer, purchase, and subsequent re-offer and resale of the Shares.

6.  Dispute Resolution.

(a)  To the greatest extent possible, the parties will endeavor to resolve any disputes relating to this Agreement and this subscription through amicable negotiations. Failing an amicable settlement, any controversy, claim or dispute arising under or relating to this Agreement, including the existence, validity, interpretation, performance, termination or breach of this Agreement, will finally be settled by binding arbitration before a single arbitrator (the “Arbitration Tribunal”) which will be jointly appointed by the parties. The Arbitration Tribunal shall self-administer the arbitration proceedings utilizing the Commercial Rules of the American Arbitration Association; provided, however, the American Arbitration Association shall not be involved in administration of the arbitration. The arbitrator must be a retired judge of a state or federal court of the United States or a licensed lawyer with at least ten years of corporate or commercial law experience and have at least an AV rating by Martindale Hubbell. If the parties cannot agree on an arbitrator, either party may request the American Arbitration Association to appoint an arbitrator which appointment will be final.

(b)  The arbitration will be held in Minneapolis, Minnesota. Each party will have discovery rights as provided by the Federal Rules of Civil Procedure within the limits imposed by the arbitrator; provided, however, that all such discovery will be commenced and concluded within 60 days of the selection of the arbitrator. It is the intent of the parties that any arbitration will be concluded as quickly as reasonably practicable. Once commenced, the hearing on the disputed matters will be held four days a week until concluded, with each hearing date to begin at 9:00 a.m. and to conclude at 5:00 p.m. The arbitrator will use all reasonable efforts to issue the final written report containing award or awards within a period of five business days after closure of the proceedings. Failure of the arbitrator to meet the time limits of this Article will not be a basis for challenging the award. The Arbitration Tribunal will not have the authority to award punitive damages to either party. Each party will bear its own expenses, but the parties will share equally the expenses of the Arbitration Tribunal. The Arbitration Tribunal shall award attorneys’ fees and other related costs payable by the losing party to the successful party as it deems equitable. This Agreement will be enforceable, and any arbitration award will be final and non-appealable, and judgment thereon may be entered in any court of competent jurisdiction.

7.  Effect of Subsequent Stock Combination. The Shares purchased hereunder shall not be affected by, and shall for all purposes be considered issued subsequent to, the effectuation of any stock combination (i.e., reverse stock split) of the Company in any way connected with a transaction involving the Company and Wyoming Financial Lenders, Inc., a Wyoming corporation. Accordingly, and to effectuate the intent of this Section, the Company may delay the book entry and issuance of the Shares (and corresponding certificates) until such time as it shall have effected such a stock combination (but in no event may such book entry and issuance be delayed more than six weeks); provided, however, that if the Company’s shareholders shall, during the period of any such delay permitted by this Section, become entitled to vote or entitled to receive any distribution upon their shares of Company capital stock, the Company shall for all such purposes treat the Shares as issued and outstanding.

8.  Escrow with Legal Counsel. Until no later than March 30, 2008, Maslon Edelman Borman & Brand, LLP, the Company’s legal counsel (serving as “escrow agent”), will pay out escrowed funds relating to subscriptions in this Offering when and as directed in writing by the officers of the Company. The sole duty of the escrow agent shall be to receive said funds and hold them subject to release, in accordance herewith, and the escrow agent shall be under no duty to determine whether the Company is complying with any requirements or conditions relating to its access to funds from the sale of securities hereunder. The escrow agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The escrow agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document, and its sole responsibility shall be to act only as expressly set forth herein. The escrow agent shall be under no obligation to institute or defend any action, suit or proceeding in connection herewith unless first indemnified to its satisfaction. The escrow agent shall not be liable for any action taken or omitted in good faith. The escrow agent is acting solely as escrow agent hereunder and owes no duties, covenants or obligations, fiduciary or otherwise, to any other person by reason of this arrangement, except as otherwise stated herein, and no implied duties, covenants or obligations, fiduciary or otherwise, shall be read into this arrangement against the escrow agent. In the event of any disagreement between the Company and any investor in this Offering resulting in adverse claims or demands being made in connection with the matters covered by this Agreement, or in the event that the escrow agent is in doubt as to what action it should take hereunder, the escrow agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the escrow agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the escrow agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and the escrow agent shall have been notified thereof in writing signed by all such persons. Notwithstanding the foregoing, the escrow agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction and the escrow agent is hereby authorized in its sole discretion to comply with and obey any such orders, judgments, decrees or levies. In the event that any controversy should arise with respect to this Agreement the escrow agent shall have the right, at its option, to institute an interpleader action in any court of competent jurisdiction to determine the rights of the parties. In no event shall the escrow agent be liable, directly or indirectly, for any special, indirect or consequential losses or damages of any kind whatsoever (including without limitation lost profits), even if the escrow agent has been advised of the possibility of such losses or damages and regardless of the form of action. Escrow agent may resign upon ten days advance written notice to the Company. If a successor escrow agent is not appointed within the ten-day period following such notice, escrow agent may petition any court of competent jurisdiction to name a successor escrow agent or interplead the funds from subscribers then in its possession with such court, whereupon escrow agent’s duties hereunder shall terminate. The escrow agent shall be a third-party beneficiary to the provisions of this Section 8.

9.  Indemnification. The Company hereby indemnifies, defends and holds harmless the escrow agent from and against any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees which the escrow agent may suffer or incur by reason of any action, claim or proceeding brought against the escrow agent, arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates, unless such action, claim or proceeding is the result of the willful misconduct of the escrow agent. The provisions of this section shall survive the termination of this Agreement and any resignation or removal of the escrow agent.

10.  General Provisions. From and after the date of the Company’s acceptance of this subscription, as set forth on the signature page hereto, this Agreement shall remain in effect until such time as (a) the undersigned has performed the full subscription by delivering full payment of the aggregate Purchase Price for the Shares referenced above and set forth on the signature page hereto, and (b) the Company has fulfilled its obligation to the undersigned by recording the undersigned as the owner of the appropriate number of Shares in its required records and delivering a certificate representing the Shares pursuant to Section 1. The covenants made in Section 6 shall be construed as an agreement independent of any other provision of this Agreement, and shall survive the termination of this Agreement, together with the provisions of this Section relating to severability, waiver, binding effect and governing law. Furthermore, the representations and warranties of the undersigned shall survive the termination of this Agreement. If any provision of this Agreement or the application of such provision to any party or circumstances shall be held invalid, the remainder of the Agreement, or the application of such provision to such party or circumstances other than those to which it is held invalid, shall not be affected thereby. This Agreement may be modified or amended only by a written instrument signed by both the Company and the undersigned. No failure or delay by either the Company or the undersigned in exercising or enforcing any right or remedy under this Agreement will waive any provision of the Agreement. Nor will any single or partial exercise by either the Company or the undersigned of any right or remedy under this Agreement preclude either of them from otherwise or further exercising these rights or remedies, or any other rights or remedies granted by any law or any related document. Upon acceptance by the Company, this Agreement shall be binding upon and shall inure to the benefit of the Company and the undersigned and to the successors and assigns of the Company and to the personal and legal representatives, heirs, guardians, successors and permitted assignees of the undersigned. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota without regard to the conflicts-of-law principles thereof. The venue for any action hereunder shall be in the State of Minnesota, whether or not such venue is or subsequently becomes inconvenient, and the parties consent to the jurisdiction of the courts of the State of Minnesota, County of Hennepin, and the U.S. District Court, District of Minnesota. This Agreement constitutes the entire agreement among the parties with respect to the Company. It supersedes any prior agreement or understanding among them, and it may not be modified or amended in any manner other than as set forth herein. Upon request, the undersigned agrees to furnish to the Company such additional information as may be deemed necessary to determine the undersigned’s suitability as an investor. This Agreement may be executed in counterparts, which taken together shall constitute one agreement binding on the parties hereto. Facsimile and electronically transmitted signatures shall be valid and binding to the same extent as original signatures. In making proof of this Agreement, it will be necessary to produce only one copy signed by the party to be charged.

*  *  *  *  *

SUBSCRIPTION AGREEMENT - SIGNATURE PAGE

In WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of _____________________, 2007.

Individuals:	Entities:
Signature of investor	Name of entity
Signature of joint investor	Authorized signature
Print name
Its:

Form of ownership for individual investors (check one):

________________ Individual ownership _______________Tenants in common

________________ Joint tenants (JTWROS)________________  Individual ownership pursuant to a purchase under the Uniform Gift to Minors Act

Other: ________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

ACKNOWLEDGED AND ACCEPTED:

URON INC.:

_______________________________________	___________________________
By: __________________________________________	Dated
Title: _________________________________________